Exhibit 10.6

SECOND AMENDMENT

TO LOAN AND SECURITY AGREEMENT

This Second Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of January 22, 2004, by and between COMERICA BANK (“Bank”), and CHROMAVISION MEDICAL SYSTEMS, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of February 13, 2003, as amended from time to time, including but not limited to that certain First Amendment to Loan and Security Agreement dated as of October 21, 2003 (collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.             The following defined terms in Section 1.1 of the Agreement hereby are amended or restated as follows:

“Revolving Maturity Date” means February 28, 2005.

2.             Section 6.8 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“6.8         Tangible Net Worth. Borrower shall maintain, as of the last day of each calendar month, a Tangible Net Worth of (a) at least One Dollar ($1.00) beginning with the month ended January 31, 2004, and continuing through June 30, 2004, and (b) not less than negative Two Million Dollars (($2,000,000)) thereafter.”

3.             Exhibit C to the Loan Agreement hereby is amended and replaced with Exhibit C attached hereto.

4.             Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

5.             Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing

6.             As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)           this Amendment, duly executed by Borrower;

(b)           a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(c)           an Affirmation of Guaranty from each Guarantor in the form attached hereto, together with resolutions authorizing the execution and delivery of the same;

(d)           an amendment fee in the amount of $3,000, which shall be due and payable and nonrefundable on the date hereof, and which may be debited from any of Borrower’s accounts;

(e)           all Bank Expenses incurred through the date of this Amendment, which shall be due and payable and nonrefundable on the date hereof, and which may be debited from any of Borrower’s accounts; and

(f)            such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

7.             This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the second date above written.

CHROMAVISION MEDICAL SYSTEMS, INC.

By:	/s/ Stephen T.D. Dixon

Title:	EVP - CFO

COMERICA BANK

By:	/s/ Cari Pham

Title:	Commercial Banking officer

EXHIBIT C

COMPLIANCE CERTIFICATE

TO:	COMERICA BANK

FROM:	CHROMAVISION MEDICAL SYSTEMS, INC.

The undersigned authorized officer of CHROMAVISION MEDICAL SYSTEMS, INC. hereby certifies that in accordance with the terms and conditions of the Loan Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending                       with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in an material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one ‘period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements	Monthly within 30 days	Yes	No
Annual (CPA Audited)	FYE within 120 days	Yes	No
10K and IOQ	(as applicable)	Yes	No
Total amount of Borrower’s cash and investments	Amount: $	Yes	No
Total amount of Borrower’s cash and investments maintained with Bank	Amount: $	Yes	No

Financial Covenant	Required		Actual	Complies

Measured on a Monthly Basis:
Minimum Tangible Net Worth
– 1/31/04 to 6/30/04	$1.00		$	Yes	No
– 7/31/04 and thereafter	$(2,000,000	)(1)	$	Yes	No

(1)  TNW may not be less than negative Two Million Dollars (($2,000,000))

Comments Regarding Exceptions: See Attached	BANK USE ONLY

Received by:
Sincerely,	AUTHORIZED SIGNER

Date:

Verified:
SIGNATURE		AUTHORIZED SIGNER SIGNATURE

Date:
TITLE
	Compliance Status	Yes	No

DATE